SIXTH AMENDMENT AND WAIVER dated as of February 2, 2005 (this "Amendment"), to the CREDIT AGREEMENT dated as of June 18, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MILLENNIUM AMERICA INC., a Delaware corporation ("Millennium America"); MILLENNIUM INORGANIC CHEMICALS LIMITED, a corporation organized under the laws of England ("MICL"); the other BORROWING SUBSIDIARIES from time to time party thereto; MILLENNIUM CHEMICALS INC., a Delaware corporation ("Millennium"), as Guarantor; the lenders from time to time party thereto (the "Lenders"); the Issuing Banks from time to time party thereto; BANK OF AMERICA, N.A., as Syndication Agent; and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent").

WHEREAS, Millennium, Millennium America and MICL have requested that certain provisions of the Credit Agreement be modified or waived in the manner provided in this Amendment, and the undersigned Lenders are willing to agree to such modifications on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Millennium, Millennium America, MICL and the undersigned Lenders, constituting at least the Required Lenders, hereby agree as follows:

      Defined Terms. Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as amended hereby.
      Amendment to Section 1.01. The definition of the term "EBITDA" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

      "EBITDA" shall mean, with respect to Millennium and its Subsidiaries for any period, Operating Income plus, to the extent subtracted in determining Operating Income, (a) amortization, depreciation, depletion and similar noncash charges, (b) non-cash compensation expense (including deferred compensation expense), all determined on a consolidated basis, and (c) for all purposes other than determining the Leverage Ratio as used in the definition of "Applicable Rate" (i) nonrecurring cash charges after December 31, 2001, not to exceed $50,000,000 in any fiscal year or $75,000,000 in the aggregate, (ii) any other noncash charges (other than accounting accruals in the ordinary course of business) and (iii) nonrecurring cash charges in connection with the Lyondell Merger Transactions incurred after December 31, 2003, and before January 1, 2006, in an aggregate amount not greater than $95,000,000; provided, that any cash expenditures related to charges added in the computation of EBITDA pursuant to the foregoing subclause (ii) will be subtracted in determining EBITDA for the periods in which such expenditures are made; provided further, that any such cash expenditures may be treated as cash charges under subclauses (i) and (iii) and not subtracted in the computation of EBITDA to the extent of the baskets available under such clauses."

      Waiver. The undersigned Lenders hereby waive any and all Defaults or Events of Default that may have occurred on or prior to the effective date of this Amendment as a result of the adjustments and charges heretofore described to the Lenders, or as a result of or relating to the treatment of the items resulting in such adjustments and charges in the financial statements of Millennium for the fiscal year ended December 31, 2004 or in other financial statements delivered under the Credit Agreement prior to or concurrent with the recording of such adjustments or charges.
      Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Millennium, Millennium America and MICL represents and warrants that, after giving effect to this Amendment:
        The representations and warranties set forth in Article III of the Credit Agreement, as amended or waived by this Amendment, are true and correct on and as of the date hereof, with all references to "this Agreement" being deemed to refer to the Credit Agreement as amended hereby;
        No Default or Event of Default has occurred and is continuing; and
        This Amendment has been duly executed and delivered by each of Millennium, Millennium America, MICL and each other Borrowing Subsidiary, and this Amendment, and the Credit Agreement as amended hereby, constitutes a legal, valid and binding obligation of each such party, enforceable in accordance with its terms.
      Conditions to Effectiveness. This Amendment shall become effective when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) Millennium, (ii) Millennium America, (iii) MICL, (iv) each other Borrowing Subsidiary, and (v) the Required Lenders.
      Effect of Amendment. From and after the effectiveness hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", "hereof", "hereto" or any word or phrase of like import shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Millennium, Millennium America or MICL to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically amended hereby.
      Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.
      APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
      Headings. Section headings used herein are for convenience of reference only, are not part of, and are not to be taken into consideration in interpreting, this Amendment.
      Expenses. Millennium America shall reimburse the Administrative Agent for its expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

IN WITNESS WHEREOF, Millennium, Millennium America, MICL, the other Loan Parties, the Administrative Agent and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

MILLENNIUM CHEMICALS INC.,

By /s/ Karen A. Twitchell

Name: Karen A. Twitchell

Title: Vice President and Treasurer

MILLENNIUM AMERICA INC.,

By /s/ Karen A. Twitchell

Name: Karen A. Twitchell

Title: Vice President and Treasurer

MILLENNIUM INORGANIC CHEMICALS LIMITED,

By /s/ Stephen A. Box

Name: Stephen A. Box

Title: Director

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and as Collateral Agent,

By /s/ Peter A. Dedousis

Name: Peter A. Dedousis

Title: Managing Director

To Approve the Sixth Amendment and Waiver dated as of February 2, 2005, to the Credit Agreement dated as of June 18, 2001, as amended, among Millennium America Inc., Millennium Inorganic Chemicals Limited, the other Borrowing Subsidiaries from time to time party thereto, Millennium Chemicals Inc., as Guarantor, the Lenders party thereto, the Issuing Banks party thereto, Bank of America, N.A., as Syndication Agent and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent

Name of Borrowing Subsidiary:

JPMorgan Chase Bank, N..A.

By /s/ Peter A. Dedousis
 Name: Peter A. Dedousis

Title: Managing Director

Name of Institution:

Societe Generale

By /s/ Graeme R. Bullen
 Name: Graeme R. Bullen

Title: Vice President

Bank of America, N.A.

By /s/ Ronald E. McKaig
 Name: Ronald E. McKaig

Title: Senior Vice President

Lloyds TSB Bank plc

By /s/___Nicholas J. Bruce_________

Name: Nicholas J. Bruce

Title: Vice President

Credit Services

B-081

By /s/___Andrew Roberts_________

Name: Andrew Roberts

Title: VP Corporate Banking

Credit Services

R-089

Calyon New York Branch

By /s/___Olivier Audemard_________

Name: Olivier Audemard

Title: Managing Director

By __/s/____Phillippe Soustra_________

Name: Phillippe Soustra

Title: Executive Vice President

Sumitomo Mitsui Banking Corporation

By /s/__Edward McColly_________

Name: Edward McColly

Title: Vice President & Dept. Head